EXHIBIT 10.36

Comerica

                              MASTER REVOLVING NOTE
  Variable Rate-Demand-Obligatory Advances (Business and Commercial Loans Only)


AMOUNT                     $2,000,000.00
NOTE DATE                  September 08, 2003
MATURITY DATE              ON DEMAND
TAX IDENTIFICATION #       77-0213001


For Value Received, the undersigned promise(s) to pay ON DEMAND to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California, Two Million and no/100 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until demand or an Event of Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect minus 0.250 % per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Unless sooner demanded, accrued interest on this Note shall be payable on the 1st day of each MONTH commencing October 01, 2003. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month, unless sooner demanded. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other Indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any future liability or obligation of Bank, but without affecting Bank's rights and security interests in any Collateral and the indebtedness of the undersigned to Bank, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other Indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice at the option of the Bank (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or
(b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.

The undersigned acknowledge(s) that this Note matures upon issuance, and that the Bank, at any time, without notice, and without reason, may demand that this Note be immediately paid in full. The demand nature of this Note shall not be deemed modified by reference to a Default in this Note or in any agreement to a default by the undersigned or to the occurrence of an event of default (collectively an "Event of Default'). For purposes of this Note, to the extent there is reference to an Event of Default this reference is for the purpose of permitting the Bank to accelerate indebtedness not on a demand basis and to receive interest at the default rate provided in the document evidencing the relevant indebtedness. It is expressly agreed that the Bank may exercise its demand rights under this Note whether or not an Event of Default has occurred. The Bank, with or without reason and without notice, may from time to time make demand for partial payments under this Note and these demands shall not preclude the Bank from demanding at any time that this Note be immediately paid In full. All payments under this note shall be in immediately available United States funds, without setoff or counterclaim.

If this note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

Until full and final payment of the Indebtedness and so long as Bank has any obligation to advance funds under the Note, Borrower hereby warrants and agrees to maintin a zero ($0.00) outstanding balance for an minimum period of thirty
(30) consecutive days each calendar year.

See Addendum "A & B" attached hereto and                  INITIAL HERE /s/ ASI
made a part of this Note.                                              --------

Abaxis, Inc.

By: /s/ Alberto Santa Ines     Its:  CFO
    ----------------------------------------------
    SIGNATURE OF               TITLE

By:                            Its:
    ----------------------------------------------
    SIGNATURE OF               TITLE

By:                            Its:
    ----------------------------------------------
    SIGNATURE OF               TITLE

By:                            Its:
    ----------------------------------------------
    SIGNATURE OF               TITLE

                                      LIBOR
                      Addendum "A" To Master Revolving Note

This Addendum "A" to Master Revolving Note (this "Addendum") is entered into as of this 8th day of September, 2003, by and between Comerica Bank-California ("Bank") and Abaxis, Inc. ("Borrower"). This Addendum supplements the terms of the Master Revolving Note of even date herewith.

1. Definitions

a. Advance. As used herein, "Advance" means a borrowing requested by Borrower and made by Bank under the Note, including a LIBOR Option Advance and/or a Base Rate Option Advance.

b. Business Day. As used herein, "Business Day" means any day except a Saturday, Sunday or any other day designated as a holiday under Federal or California statute or regulation.

c. LIBOR. As used herein, "LIBOR" means the rate per annum (rounded upward if necessary, to the nearest whole 1/8 of 1 %) and determined pursuant to the following formula:

LIBOR =             Base LIBOR
         -------------------------------
         100% - LIBOR Reserve Percentage

      (1) "Base LIBOR" means the rate per annum determined by Bank at which deposits for the relevant LIBOR Period would be offered to Bank in the approximate amount of the relevant LIBOR Option Advance in the inter-bank LIBOR market selected by Bank, upon request of Bank at 10:00 a.m. California time, on the day that is the first day of such LIBOR Period.

      (2) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable LIBOR Period.

d. LIBOR Business Day. As used herein, "LIBOR Business Day" means a Business day on which dealings in Dollar deposits may be carried out in the interbank LIBOR market.

e. LIBOR Period. As used herein, "LIBOR Period" means, with respect to a LIBOR Option Advance:

      (1) initially, the period commencing on, as the case may be, the date the Advance is made or the date on which the Advance is converted to a LIBOR Option Advance, and continuing for, in every case, a thirty (30), sixty (60) or ninety
(90) day period thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of Advance as provided in the Note or in the notice of conversion as provided in this Addendum; and

      (2) thereafter, each period commencing on the last day of the next preceding LIBOR Period applicable to such LIBOR Option Advance and continuing for, in every case, a thirty (30), sixty (60) or ninety (90) day period thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of continuation as provided in this Addendum.

f. Note. As used herein, "Note" means the Master Revolving Note of even date herewith.

g. Regulation D. As used herein, "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

h. Regulatory Development. As used herein, "Regulatory Development" means any or all of the following: (i) any change in any law, regulation or interpretation thereof by any public authority (whether or not having the force of law); (ii) the application of any existing law, regulation or the interpretation thereof by any public authority (whether or not having the force of law); and (iii) compliance by Bank with any request or directive (whether or not having the force of law) of any public authority.

2. Interest Rate Options. Borrower shall have the following options regarding the interest rate to be paid by Borrower on Advances under the Note:

a. A rate equal to two and one half percent (2.50%) above Bank's LIBOR, (the "LIBOR Option"), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

b. A rate equal to one quarter of one percent (-0.25%) below the "Base Rate" as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the "Base Rate Option").

3. LIBOR Option Advance. The minimum LIBOR Option Advance will not be less than Five Hundred Thousand and 00/100 Dollars ($500,000.00) for any LIBOR Option Advance.

4. Payment of Interest on LIBOR Option Advances. Interest on each LIBOR Option Advance shall be payable pursuant to the terms of the Note. Interest on such LIBOR Option Advance shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

5. Bank's Records Re: LIBOR Option Advances. With respect to each LIBOR Option Advance, Bank is hereby authorized to note the date, principal amount, interest rate and LIBOR Period applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to the Note, which notations shall be prima facie evidence of the accuracy of the information noted.

6. Selection/Conversion of Interest Rate Options. At the time any Advance is requested under the Note and/or Borrower wishes to select the LIBOR Option for all or a portion of the outstanding principal balance of the Note, and at the end of each LIBOR Period, Borrower shall give Bank notice specifying (a) the interest rate option selected by Borrower; (b) the principal amount subject thereto; and (c) if the LIBOR Option is selected, the length of the applicable LIBOR Period. Any such notice may be given by telephone so long as, with respect to each LIBOR Option selected by Borrower, (i) Bank receives written confirmation from Borrower not later than three (3) LIBOR Business Days after such telephone notice is given; and (ii) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the LIBOR Period. For each LIBOR Option requested hereunder, Bank will quote the applicable fixed LIBOR Rate to Borrower at approximately 10:00 a.m., California time, on the first day of the LIBOR Period. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination of the rate by Bank; provided, however, that if Borrower fails to accept any such quotation given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR Option to be selected on such day. If no specific designation of interest is made at the time any Advance is requested under the Note or at the end of any LIBOR Period, Borrower shall be deemed to have selected the Base Rate Option for such Advance or the principal amount to which such LIBOR Period applied. At any time the LIBOR Option is in effect, Borrower may, at the end of the applicable LIBOR Period, convert to the Base Rate Option. At any time the Base Rate Option is in effect, Borrower may convert to the LIBOR OPTION, and shall designate a LIBOR Period.

7. Default Interest Rate. From and after the maturity date of the Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of the Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to three percent (3.00%) above the rate of interest from time to time applicable to the Note.

8. Prepayment. In the event that the LIBOR Option is the applicable interest rate for all or any part of the outstanding principal balance of the Note, and any payment or prepayment of any such outstanding principal balance of the Note shall occur on any day other than the last day of the applicable LIBOR Period (whether voluntarily, by acceleration, required payment, or otherwise), or if Borrower elects the LIBOR Option as the applicable interest rate for all or any part of the outstanding principal balance of the Note in accordance with the terms and conditions hereof, and, subsequent to such election, but prior to the commencement of the applicable LIBOR Period, Borrower revokes such election for any reason whatsoever, or if the applicable interest rate in respect of any outstanding principal balance of the Note hereunder shall be changed, for any reason whatsoever, from the LIBOR Option to the Base Rate Option prior to the last day of the applicable LIBOR Period, or if Borrower shall fail to make any payment of principal or interest hereunder at any time that the LIBOR Option is the applicable interest rate hereunder in respect of such outstanding principal balance of the Note, Borrower shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties. Such amount payable by Borrower to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant LIBOR Period, at the applicable rate of interest for such outstanding principal balance of the Note, as provided under this Note, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank LIBOR market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant outstanding principal balance of the Note hereunder through the purchase of an underlying deposit in an amount equal to the amount of such outstanding principal balance of the Note and having a maturity comparable to the relevant LIBOR Period; provided, however, that Bank may fund the outstanding principal balance of the Note hereunder in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Borrower, Bank shall deliver to Borrower a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Any outstanding principal balance of the Note which is bearing interest at such time at the Base Rate Option may be prepaid without penalty or premium. Partial prepayments hereunder shall be applied to the installments hereunder in the inverse order of their maturities.

BY INITIALING BELOW, BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR OPTION ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT SET FORTH HEREIN ("PREPAYMENT AMOUNT"), EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR OPTION ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE NOTE, INCLUDING WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWER WAIVES ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE OR ANY SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR OPTION ADVANCE PURSUANT TO THE NOTE IN RELIANCE ON THESE AGREEMENTS.

/s/ ASI
--------------------
BORROWER'S INITIALS

9. Hold Harmless and Indemnification. Borrower agrees to indemnify Bank and to hold Bank harmless from, and to reimburse Bank on demand for, all losses and expenses which Bank sustains or incurs as a result of (i) any payment of a LIBOR Option Advance prior to the last day of the applicable LIBOR Period for any reason, including, without limitation, termination of the Note, whether pursuant to this Addendum or the occurrence of an Event of Default; (ii) any termination of a LIBOR Period prior to the date it would otherwise end in accordance with this Addendum; or (iii) any failure by Borrower, for any reason, to borrow any portion of a LIBOR Option Advance.

10. Funding Losses. The indemnification and hold harmless provisions set forth in this Addendum shall include, without limitation, all losses and expenses arising from interest and fees that Bank pays to lenders of funds it obtains in order to fund the loans to Borrower on the basis of the LIBOR Option(s) and all losses incurred in liquidating or re-deploying deposits from which such funds were obtained and loss of profit for the period after termination. A written statement by Bank to Borrower of such losses and expenses shall be conclusive and binding, absent manifest error, for all purposes. This obligation shall survive the termination of this Addendum and the payment of the Note.

11. Regulatory Developments Or Other Circumstances Relating To Illegality or Impracticality of LIBOR. If any Regulatory Development or other circumstances relating to the interbank Euro-dollar markets shall, at any time, in Bank's reasonable determination, make it unlawful or impractical for Bank to fund or maintain, during any LIBOR Period, to determine or charge interest rates based upon LIBOR, Bank shall give notice of such circumstances to Borrower and:

(i) In the case of a LIBOR Period in progress, Borrower shall, if requested by Bank, promptly pay any interest which had accrued prior to such request and the date of such request shall be deemed to be the last day of the term of the LIBOR Period; and

(ii) No LIBOR Period may be designated thereafter until Bank determines that such would be practical.

12. Additional Costs. Borrower shall pay to Bank from time to time, upon Bank's request, such amounts as Bank determines are needed to compensate Bank for any costs it incurred which are attributable to Bank having made or maintained a LIBOR Option Advance or to Bank's obligation to make a LIBOR Option Advance, or any reduction in any amount receivable by Bank hereunder with respect to any LIBOR Option or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Developments, which (i) change the basis of taxation of any amounts payable to Bank hereunder with respect to taxation of any amounts payable to Bank hereunder with respect to any LIBOR Option Advance (other than taxes imposed on the overall net income of Bank for any LIBOR Option Advance by the jurisdiction where Bank is headquartered or the jurisdiction where Bank extends the LIBOR Option Advance; (ii) impose or modify any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Bank (including any LIBOR Option Advance or any deposits referred to in the definition of LIBOR); or (iii) impose any other condition affecting this Addendum (or any of such extension of credit or liabilities). Bank shall notify Borrower of any event occurring after the date hereof which entitles Bank to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Bank for purposes of this paragraph, shall be conclusive, provided that such determinations are made on a reasonable basis.

13. Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Note remain in full force and effect.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

ABAXIS, INC.
-----------------------------------
Borrower

By: /s/ Alberto Santa Ines
-----------------------------------
Title:  CFO

By:
-----------------------------------

Title:
-----------------------------------

COMERICA BANK-CALIFORNIA

By: /s/ Florina A. Sy
---------------------------------------------
Florina A. Sy
Title: Assistant Vice President-Western Division

                      ADDENDUM "B" TO MASTER REVOLVING NOTE

This Addendum "B" to Master Revolving Note (this "Addendum") is attached to, and by this reference shall be a part of and is hereby incorporated by this reference into that certain Master Revolving Note dated September 8, 2003 (the "Note") executed by Abaxis, Inc. ("Borrower") in favor of COMERICA BANK-CALIFORNIA ("Bank") in the original principal amount of Two million Dollars ($2,000,000.00) ("Note Amount"). Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Note.

Notwithstanding anything to the contrary contained in the Note, Borrower and Bank agree that the provisions set forth therein shall be amended as follows:

A. Letters of Credit

1. Subject to availability under the Note and subject to the terms and conditions of the Note, Bank may, at its sole discretion from time to time during the term of the Note, issue or cause to be issued letters of credit for the account of Borrower in the aggregate outstanding face amount not to exceed One Million Dollars ($1,000,000.00); provided, however, that the sum of the outstanding principal balance of all advances made under the Note plus the Letter of Credit Obligations shall not at any time exceed the Note Amount. All letters of credit shall be in a form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's standard form of letter of credit application and agreement.

2. In addition to any and all other rights and remedies available to Bank under or pursuant to the Note or any other documents, instruments or agreements contemplated hereby, Borrower acknowledges and agrees that (i) at any time following the occurrence and during the continuance of any Event of Default, and/or (ii) termination of Bank's commitment or obligation to make loans or advances or otherwise extent credit to or in favor of Borrower hereunder, in the event that and to the extent that there are any Letter of Credit Obligations outstanding at such time, upon demand of Bank, Borrower shall deliver to Bank, or cause to be delivered to Bank, cash collateral in an amount not less than such Letter of Credit Obligations, which cash collateral shall be held and retained by Bank as cash collateral for the repayment of such Letter of Credit Obligations, together with any and all other Indebtedness of Borrower to Bank remaining unpaid, and Borrower pledges to Bank and grants to Bank a continuing first priority security interest in such cash collateral so delivered to Bank. Alternatively, Borrower shall cause to be delivered to Bank an irrevocable standby letter of credit issued in favor of Bank by a bank acceptable to Bank, in its sole discretion, in an amount not less than such Letter of Credit Obligations, and upon terms acceptable to Bank, in its sole discretion.

3. The obligation of Borrower to immediately reimburse Bank for drawings made under letters of credit shall be absolute, unconditional and irrevocable in accordance with the terms of this Note and such letters of credit. Borrower shall indemnify, defend, protect and hold Bank harmless from any loss, cost, expense, or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any letters of credit.

4. If at any time for any reason, the amount of Indebtedness owed by Borrower to Bank is greater than the aggregate amount available under the terms and conditions of this Note, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

5. "Letter of Credit Obligations" shall mean the aggregate sum of the undrawn amount of any letter(s) of credit issued by Bank upon the application of and/or for the account of Borrower, plus any unpaid reimbursement obligations owing by Borrower to Bank in respect of any such letter(s) of credit.

Abaxis, Inc
-----------------------------------
By:  /s/ Alberto Santa Ines

Title:  CFO
-----------------------------------
By:
-----------------------------------
Title:

Comerica Bank

By:  /s/ Florina A. Sy
-----------------------------------
Florina A. Sy
Title: Assistant Vice President-Western Division

COMERICA

                             BUSINESS LOAN AGREEMENT

This Business Loan Agreement (this "Agreement") is entered into by and between Comerica Bank-California ("Bank") and Abaxis, Inc., a California Corporation ("Borrower") as of this 8th day of September, 2003, at Bank's headquarters office at 333 West Santa Clara Street, San Jose, California 95113.

1. Loans To Borrower. Bank and Borrower agree that any loans which Bank in its sole discretion has made or may now or hereafter make to Borrower (sometimes hereinafter collectively referred to as the "Loan") shall be subject to the terms and conditions of this Agreement unless otherwise agreed to in writing by Bank and

Borrower. In the event there are contradictions between the provisions of this Agreement and any other written agreement with the Bank, this Agreement shall prevail. Loan shall be subject to the terms and conditions of this Agreement, promissory note(s) executed in connection herewith and/or previously or subsequently executed, and all amendments, renewals and extensions thereof (singularly or collectively, the "Note"), and all those certain security agreements and/or such other security or other documents as Bank has required or may now or hereafter require in connection with the Loan (collectively, the "Loan Documents").

2. Legal Effect. This Agreement supplements the terms and conditions of the Loan Documents. Except as otherwise specified herein, all terms used in this Agreement shall have the same meaning as given in the Note and/or Loan Documents which are incorporated herein by this reference. Any and all terms used in this Agreement, the Note and/or the Loan Documents shall be construed and defined in accordance with the meaning and definition of such term under and pursuant to the California Uniform Commercial Code, as amended. Except as specifically modified hereby, all of the terms and conditions of the Note and/or the Loan Documents shall remain in full force and effect:

3. Interest Rate; Payment Terms; Loan Fees. The principal and interest on the Loan shall be payable on the terms set forth in the Note and/or the Loan Documents. If applicable, a loan fee in the sum of N/A Dollars ($ ) shall be paid concurrently with the execution of this Agreement. In addition, Borrower shall pay such additional loan fees from time to time in the future as agreed between Bank and Borrower.

4. Security. As security for Borrower's obligations to Bank under this Agreement, the Note and/or the Loan Documents and all other indebtedness and liabilities whatsoever of Borrower to Bank, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, evidenced by the Note and/or the Loan Documents (collectively, the "Indebtedness"), Borrower hereby grants to Bank, prior to or simultaneously with the borrowing hereunder, a continuing security interest of first priority in all accounts receivable, inventory, equipment and intangibles and all proceeds thereof, and in all collateral provided to Bank pursuant to any security agreement and/or all collateral that is delivered to Bank and/or which Bank possesses and all proceeds thereof, (collectively, the "Collateral").

5. Representations and Warranties of Borrower. Borrower represents and warrants to Bank that as of the date of acceptance of this Agreement, the Note and/or the Loan Documents, as of the date of borrowing hereunder and at all times the Loan or any other Indebtedness are outstanding hereunder:

(a) If Borrower is a corporation, Borrower is duly organized, validly existing and in good standing under the laws of the state of its incorporation; if a partnership, Borrower is duly organized and validly existing under the partnership agreement and the applicable laws of the state in which the partnership is formed or exists or if a limited liability company, Borrower is duly organized and validly existing under the operating agreement and the applicable laws of the state in which the limited liability company is formed;

(b) Borrower has the legal power and authority, to own its properties and assets and to carry out its business as now being conducted; it is qualified to do business in every jurisdiction wherein such qualification is necessary; it has the legal power and authority to execute and perform this Agreement, the Note and/or the Loan Documents to borrow money in accordance with its terms, to execute and deliver this Agreement, the Note and the Loan Documents, and to do any and all other things required of it hereunder; and this Agreement, the Note and all the Loan Documents, when executed on behalf of Borrower by its duly authorized officers, partners or members, as the case may be, shall be its valid and binding obligations legally enforceable in accordance with their terms;

(c) The execution, delivery and performance of this Agreement, the Note and/or the Loan Documents. and the borrowings hereunder and thereunder (i) have been duly authorized by all requisite corporate, partnership or company action; (ii) do not require governmental approval; (iii) will not result (with or without notice and/or the passage of time) in any conflict with or breach or violation of or default under, any provision of law, the articles of incorporation, articles of organization, operating agreement, bylaws or partnership agreement of Borrower, any provision of any indenture, agreement or other instrument to which Borrower is a party, or by which it or any of its properties or assets are bound; and (iv) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower;

(d) The balance sheet of Borrower as provided to Bank in connection herewith and the related statement of income of Borrower provided to Bank for the period ended N/A , fairly present the financial condition of Borrower in accordance with generally accepted accounting principles ("GAAP") consistently applied; and from the date thereof to the date hereof, there has been no material adverse change in such condition or operations; and

(e) There is not pending nor, to the best of Borrower's knowledge, threatened, any litigation, proceeding or governmental investigation which could materially and adversely affect its business or its ability to perform Its obligations, pay the Indebtedness and/or comply with the covenants set forth herein and/or in the Note and/or the other Loan Documents.

6. Affirmative Covenants. Until the Indebtedness is paid in full, Borrower covenants and agrees to do the following:

(a) Furnish to Bank within thirty (30) days after the end of each N/A , an unaudited balance sheet and statement of income covering Borrower's operations. Within ninety (90) days of the end of each of Borrower's fiscal years, furnish to Bank statements of the financial condition of Borrower for each such fiscal year, including but not limited to, a balance sheet, profit and loss statement, and statement of cash flow. Said annual statements shall be prepared by an independent certified public accountant selected by Borrower and acceptable to Bank on a (an) N/A basis;

(b) In addition to the financial statements requested above, Borrower agrees to provide Bank with the following schedules in a form acceptable to Bank:

N/A      Accounts Receivable Aging Reports  on a          basis
-----                                           ---------
N/A      Accounts Payable Aging Reports     on a          basis
-----                                           ---------
N/A      Job Progress Reports               on a          basis; and
-----                                           ---------
N/A      Inventory Reports                  on a          basis
-----                                           ---------
N/A                                         on a          basis
-----                                           ---------

(c) Promptly inform Bank of the occurrence of any default or event of default as defined in the Note and/or the Loan Documents (hereinafter referred to as "Default") or of any event which could have a materially adverse effect upon Borrower's business, properties, financial condition or ability to comply with its obligations hereunder, including without limitation its ability to pay the Indebtedness;

(d) Furnish such other Information as Bank may reasonably request;

(e) Keep in full force and effect its own corporate, company or partnership existence in good standing; continue to conduct and operate its business substantially as presently conducted and operated and maintain and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair and condition;

(f) Comply with the financial covenants set forth in Addendum A, attached hereto and made a part hereof;

(g) Maintain a standard and modern system of accounting in accordance with GAAP consistently applied with ledger and account cards and/or computer tapes and computer disks, computer printouts and computer records pertaining to the Collateral which contain information as may from time to time be requested by Bank, not modify or change its method of accounting without the written consent of Bank first obtained, permit Bank and any of its employees, officers, or agents, upon demand, during Borrower's usual business hours, or the usual business hours of any third person having control thereof, to have access to and examine all of Borrower's records relating to the Collateral, Borrower's financial condition and the results of Borrower's operations and in connection therewith, permit Bank or any of its agents, employees, or officer to copy and make extracts therefrom;

(h) Provide personal financial statement in a form satisfactory to Bank on an annual basis dated as of N/A and tax returns, within ( ) days of the filing of such tax returns, of any Guarantor;

(i) Maintain Borrower's same place of business or chief executive office or residence as indicated below, and not relocate said address without giving Bank 30 days prior written notice;

(j) Maintain insurance with such insurers in such amounts and of a type satisfactory to Bank, with Bank to be designated as the payee of any such insurance policies under a payee/secured lender clause acceptable to Bank; and

(k) On a continuing basis from the date of this Agreement until the Indebtedness is paid in full and Borrower has performed all of its other obligations hereunder, Borrower represents and agrees that:

(1) There are not and will not be Hazardous Materials (as later defined) on, in or under any real or personal property ("Property") now or at any time owned, occupied or operated by Borrower which in any manner violate any Environmental Law (as later defined).

(2) Borrower shall promptly conduct all investigations, testing and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Property in accordance with every Environmental Law.

(3) Borrower shall defend, indemnify and hold harmless Bank, its employees, agents, officers, shareholders and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses and reasonable attorneys' fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any Environmental Law.

(4) Upon ten days notice to Borrower (except in an emergency), Bank may (but is not obligated to) enter on the Property or take such other actions as it deems appropriate to inspect, test for, clean up, remove or minimize the impact of any Hazardous Materials upon Bank's receipt of any notice from any source asserting the existence of any Hazardous Materials in violation of any Environmental Law. All costs and expenses so incurred by Bank, including without limit consultant fees, legal expenses and reasonable attorneys' fees, shall be payable by Borrower upon demand.

(5) The provisions of this section shall survive the repayment of the Indebtedness, the satisfaction of all other obligations of Borrower to Bank, the discharge or termination by Bank of any lien or security interest from Borrower, and the foreclosure of or exercise of rights as to any collateral given to Bank.

(6) "Hazardous Materials" mean all of the following: any asbestos, petroleum, petroleum by-products, flammable explosives, or radioactive materials or any hazardous or toxic materials as defined In the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.) or in any other Environmental Law.

(7) "Environmental Law" means any federal, state, local or other law, ordinance, statute, directive, rule, order or regulation on object of which is to regulate or improve health, safety or the environment.

7. Negative Covenants. Borrower shall not, without Bank's prior written consent, do any of the following:

(a) Grant a security interest in or permit a lien, claim or encumbrance upon any of the Collateral to any person, association, firm, corporation, entity, governmental agency or instrumentality;

(b) Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

(c) Permit any judicial officer or assignee to be appointed or to take possession of any or all of Borrower's assets;

(d) Other than sales of inventory in the ordinary course of Borrower's business, to sell, lease or otherwise dispose of, move, or transfer, whether by sale or otherwise, any of Borrower's assets;

(e) Change its name, business structure, corporate identity or structure; add any new fictitious name, liquidate, merge or consolidate with or into any other business organization;

(f) Move or relocate any collateral except in the ordinary course of Borrower's business;

(g) Acquire any other business organization;

(h) Enter into any transaction not in the usual course of Borrower's business;

(i) Make any investment in securities of any person, association, firm, entity or corporation other than securities of the United States of America;

(j) Make any change in Borrower's financial structure or in any of its business objects, purposes or operations which would adversely affect the ability of Borrower to pay its obligations;

(k) Incur any debt outside the ordinary course of Borrower's business;

(l) Make any advance or loan except in the ordinary course of Borrower's business;

(m) Make loans, advances or extensions of credit to any person, except for sales on open account and otherwise in the ordinary course of business;

(n) Guaranty or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other person; agreement for the furnishing of funds to any other person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying and discharging (or causing the payment or discharge of) the indebtedness of any other person, or otherwise, except for the endorsement of negotiable instruments by Borrower in the ordinary course of business for deposit or collection;

(o) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than N/A Dollars ($ ) (whether in one transaction or in a series of transactions) except as to the sale of the inventory in the ordinary course of business; change its name; consolidate with or merge into any corporation, permit another corporation to merge into it, acquire all or substantially all of the properties or assets of any other person, enter into any reorganization or recapitalization or reclassify its capital stock, or enter into any sale-lease back transaction;

(p) Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other person, except for the common stock of the subsidiaries owned by Borrower on the date of this Agreement or other applicable date and except for certificates of deposit with maturities of one year or less of a United States commercial bank with capital, surplus and undivided profits in excess of N/A Dollars ($ ), and direct obligations of the United States government maturing within one (1) year from the date of acquisition thereof;

(q) Allow any fact, condition or event to occur or exist with respect to any employee, pension or profit sharing plan established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan;

(r) Without Bank's prior written consent, acquire or expend for or commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds NIA Dollars ($ ) in any fiscal year; or

(s) Without Bank's prior written consent, pledge or otherwise hypothecate any of its assets except for N/A or become liable for borrowed money or finance loans in excess of Dollars ($ ) during any fiscal year.

(t) Borrower will not make any distribution or declare or pay any dividend (in stock or in cash) to any shareholder or on any of its capital stock, of any class, whether now or hereafter outstanding, or purchase, acquire, repurchase, or redeem or retire any such capital stock; provided, however, that i) Borrower may make noncash distributions and dividends up to an amount required by the terms of the Preferred Stock; ii) Borrower may make cash distributions and dividends not to exceed 50% of net profit after taxes on an annual basis; and
iii) to the extent that and so long as Borrower is an entity that is not directly subject to Federal Income taxation and with respect to which any earnings are attributable ratably to each Person with an ownership interest in Borrower, Borrower may make distributions to each such Person in an amount necessary to pay each such Person's income tax resulting from such ownership interest in Borrower, and; provided, further, that, promptly upon request of Bank, Borrower shall cause each such Person to provide Bank with copies of its tax return to substantiate any such distribution;"

8. Default. The terms "Default" or "Event of Default", as used herein, shall have the meaning given in the Note and/or the Loan Documents. In addition, the parties agree that any one or more of the following events shall constitute a default by Borrower under this Agreement, the Note and/or the Loan Documents:

(a) If Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, the Note, the Loan Documents or any other present or future agreement between Borrower and Bank;

(b) If any material representation, statement, report or certificate made or delivered by Borrower, or any of its officers, employees or agents to Bank is not true and correct;

(c) If Borrower fails to pay when due and payable or declared due and payable, all or any portion of the Indebtedness (whether or principal, interest, taxes, reimbursement of Bank expenses, or otherwise);

(d) If there is a material impairment of the prospect of repayment of all or any portion of Borrower's obligations, including without limitation the Indebtedness or a material impairment of the value or priority of Bank's security interest in the collateral;

(e) If all or any of Borrower's assets are affected, become subject to a writ or distress warrant, or are levied upon, or come into the possession of any judicial officer or assignee and the same are not released, discharged or bonded against within ten (10) days thereafter;

(f) If any insolvency proceeding is filed or commenced by or against Borrower without being dismissed within ten (10) days thereafter;

(g) If any bankruptcy or other proceeding is filed or commenced by or against Borrower for its reorganization, dissolution or liquidation without being dismissed within ten (10) days of its commencement;

(h) If Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

(i) If a notice of lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other government agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether inchoate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof;

(j) If a judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter;

(k) If Borrower's records are prepared and kept by an outside computer service bureau at the time this Agreement, the Note and/or the Loan Documents are entered into or during the term of this Agreement, the Note and/or the Loan Documents, such an agreement with an outside service bureau is entered into, and at any time thereafter, without first obtaining the written consent of Bank, Borrower terminates, modifies, amends or changes its contractual relationship with said computer service bureau or said computer service bureau fails to provide Bank with any requested information or financial data pertaining to Bank's Collateral, Borrower's financial condition or the results of Borrower's operations;

(l) If Borrower permits a default in any material agreement to which Borrower is a party with third parties so as to result in an acceleration of the maturity of Borrower's indebtedness to others, whether under any indenture, agreement or otherwise;

(m) If Borrower makes any payment on account of Indebtedness which has been subordinated to Borrower's obligations to Bank, including without limitation the Indebtedness;

(n) If any material misrepresentation exists now or thereafter in any warranty or representation made to Bank by any officer or director of Borrower, or if any such warranty or representation is withdrawn by any officer or director;

(o) If any party subordinating its claims to that of Bank's or any guarantor of Borrower's obligations terminates its subordination or guaranty, becomes insolvent or an insolvency proceeding is commenced by or against any such subordinating party or guarantor;

(p) If Borrower is an individual and Borrower dies;

(q) If there is a change of ownership or control of N/A percent (____%) or more of the issued and outstanding stock of Borrower; or

(r) If any reportable event, which the Bank determines constitutes grounds for the termination of any deferred compensation plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) days after written notice of such determination shall have been given to Borrower by Bank, or any such Plan shall be terminated within the meaning of Title IV of the Employment Retirement Income Security Act ("ERISA"), or a trustee shall be appointed by the appropriate United States District Court to administer any such plan, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any plan and in case of any event described in this Section 8, the aggregate amount of the Borrower's liability to the Pension Benefit Guaranty Corporation under Sections 4062, 4063 or 4064 of ERISA shall exceed five percent (5%) of Borrower's Tangible Effective Net Worth.

Bank shall not be obligated to make advances to Borrower during any cure period provided for in Sections 8(e), 8(f), 8(j), and 8(r) above.

9. Rights and Remedies. The parties have agreed as follows with respect to Bank's rights and remedies upon Default:

(a) Bank shall have all rights and remedies available hereunder and under the Note and the Loan Documents and under applicable law;

(b) Bank may at its option without notice, accelerate the Indebtedness and declare all Indebtedness to be due, owing and payable in full;

(c) Bank may at its option without notice, cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or any other agreement between Borrower and Bank.

(d) No Default (as defined in this Agreement, the Note and/or the Loan Documents) shall be waived by Bank except in writing and a waiver of any Default shall not be a waiver of any other default or of the same default on a future occasion;

(e) No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise hereof, shall preclude other or further exercise of the rights of the parties under this Agreement, the Note and/or the Loan Documents; and

(f) No forbearance on the part of Bank in enforcing any of its rights under this Agreement, the Note and/or the Loan Documents nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by Borrower hereunder shall constitute a waiver of any of the terms of this Agreement, the Note, and/or the Loan Documents, or of any such right.

10. Cross-Default. A Default under this Agreement shall also be a Default under the Note and the Loan Documents, and vice versa. A Default under this Agreement, the Note and/or the Loan Documents shall also be a Default under every other note and other agreement between Bank and Borrower, and vice versa.

11. Cross-Collateral. Any Collateral for this Agreement, the Note and/or the Loan Documents shall also be Collateral for any other obligations owing by Borrower to Bank. Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

12. Survival of Covenants, Agreements, Representations and Warranties. All covenants, agreements, representations and warranties (a) previously made (except as specifically subsequently modified); (b) made in connection herewith or with the Note and/or the Loan Documents and/or any document contemplated hereby; or (c) executed hereafter (unless such document expressly states that this Agreement does not apply thereto) shall survive the borrowing hereunder and thereunder and the repayment in full of the Note and/or the Loan Documents and any amendments, renewals or extensions thereof and shall be deemed to have been relied upon by Bank. All statements contained in any certificate or other document delivered to Bank at any time by or on behalf of Borrower shall constitute representations and warranties by Borrower.

13. Miscellaneous. The parties agree to the following miscellaneous terms:

(a) This Agreement, the Note and the Loan Documents shall be governed by California law, without regard for the effect of conflict of laws;

(b) Borrower agrees that it will pay all out of pocket costs of Bank and expenses (including, without limitation, Bank's attorneys' fees and costs and/or fees, transfer charges and costs of Bank's in-house counsel) in connection with the preparation of this Agreement, the Note and/or the Loan Documents' and/or the documents contemplated hereby and the closing of the Loan;

(c) This Agreement, the Note and/or the Loan Documents shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign or transfer its right or obligations under this Agreement, the Note and/or the Loan Documents without the prior written consent of Bank;

(d) Borrower acknowledges that Bank may provide information regarding Borrower and the Loan to Bank's parent, subsidiaries and affiliates and service providers, and

(e) This Agreement is an integrated agreement and supersedes all prior negotiations and agreements regarding the subject matter hereof. Any amendments hereto shall be in writing and be signed by all parties hereto.

(f) Co-Borrowers. Each Borrower agrees as follows:

(1) Each Borrower agrees that it is jointly and severally, directly, and primarily liable to Bank for payment in full of the Indebtedness and that such liability is independent of the duties, obligations and liabilities of the other Borrower. The Agreement, Note and/or Loan Documents are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons or entities other than such Borrower (including any other Borrower party hereto) and, in full recognition of that fact, each Borrower consents and agrees that

Bank may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation, or revocation of the Agreement and the other Loan Documents by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower; (a) supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Indebtedness or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement,, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval, or consent with respect to, the Indebtedness or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;
(c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Indebtedness or any part thereof; (d) accept partial payments on the Indebtedness; (e) receive and hold additional security or guaranties for the Indebtedness or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Bank in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Indebtedness or any part thereof; (h) settle, release on terms satisfactory to Bank or by operation of applicable laws, or otherwise liquidate or enforce any Indebtedness and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or (i) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower or any other Person, and correspondingly restructure the Indebtedness, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Indebtedness.

(2) Upon the occurrence and during the continuance of any Event of Default, Bank may enforce the Agreement and the other Loan Documents independently as to each Borrower and independently of any other remedy or security Bank at any time may have or hold in connection with the Indebtedness, and it shall not be necessary for Bank to marshal assets in favor of any Borrower or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce the Agreement and the other Loan Documents. Each Borrower expressly waives any right to require Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Borrower or any Collateral provided by any Person, and agrees that Bank may proceed against Borrowers or any Collateral in such order as it shall determine in its sole and absolute discretion.

(3) Bank may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any security or against any other person, or whether any other person is joined in any such action or actions. Each Borrower agrees that Bank and any Borrower and any affiliate of any Borrower may deal with each other in connection with the Indebtedness or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of the Agreement or the other Loan Documents.

(4) Bank's rights under the Loan Documents shall be reinstated and revived, and the enforceability of the Agreement and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Indebtedness which thereafter shall be required to be restored or returned by Bank, all as though such amount had not been paid. The rights of Bank created or granted herein and the enforceability of the Agreement and the other Loan Documents at all times shall remain effective to cover the full amount of all the Indebtedness even though the Indebtedness, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any other Borrower shall have any personal liability with respect thereto.

(5) To the maximum extent permitted by applicable law and to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Indebtedness, (b) the unenforceabillty or invalidity of any security or guaranty for the Indebtedness or lack of perfection or continuing perfection or failure of priority of any security for the Indebtedness, (c) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Indebtedness), (d) any failure of the Bank to marshal assets in favor of Bank or any Borrower or any other person, (e) any failure of Bank to give notice of sale or other disposition of collateral to any Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) any failure of Bank to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation, including any failure of Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of Bank or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Indebtedness or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Bank of the application or nonapplication of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (1) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any lien in favor of Bank for any reason, or (o) any action taken by Bank that is authorized by the Agreement or any other provision of any Loan Document. Until such time as all of the Indebtedness have been fully, finally, and indefeasibly paid in full in cash: (i) each Borrower hereby waives and postpones any right of subrogation it has or may have as against any other Borrower respect to the Indebtedness; and (ii) in addition, each Borrower also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any other Borrower. Each Borrower expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Indebtedness, and all notices of acceptance of the Agreement or the other Loan Documents or of the existence, creation or incurring of new or additional Indebtedness.

(6) In the event that all or any part of the Indebtedness at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Borrower authorizes Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting the obligations of any Borrower, the enforceability of the Agreement and the other Loan Documents, or the validity or enforceability of any liens of Bank, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale.

(7) Without limiting the generality of any other waiver or other provision set forth in this Agreement, each Borrower waives all rights and defenses that such Borrower may have because the Indebtedness is secured by real property. This means, among other things:

(i) Bank may collect from any Borrower without first foreclosing on any real or personal property pledged as Collateral by any other Borrower to secure the Indebtedness.

(ii) If Bank forecloses on any real property pledged as Collateral by any
Borrower:

(a) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(b) Bank may collect from any Borrower even if Bank, by foreclosing on the real property pledged as Collateral, has destroyed any right that Borrower may have to collect from any other Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because the Indebtedness is secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

(8) To the fullest extent permitted by applicable law, to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any defenses to the enforcement of the Agreement and the other Loan Documents or any rights of Bank created or granted hereby or to the recovery by Bank against any Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Borrowers and may preclude Borrowers from obtaining reimbursement or contribution from other Borrowers. To the fullest extent permitted by applicable law, each Borrower expressly waives any suretyship defenses or benefits that it otherwise might or would have under applicable law. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY BANK, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE INDEBTEDNESS, HAS DESTROYED SUCH BORROWER'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE OTHER BORROWERS BY OPERATION OF LAW, INCLUDING BUT NOT LIMITED TO SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, OR OTHERWISE.

14. JURY WAIVER. THE BORROWER AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the parties have executed this Business Loan Agreement as of the date first set forth above.

Address of Borrower:
3240 Whipple Blvd.
---------------------------------------------------------
Union City, CA 94587
---------------------------------------------------------

Borrower:
Abaxis, Inc.
---------------------------------------------------------
By: /s/ Alberto Santa Ines
---------------------------------------------------------
Title: CFO
---------------------------------------------------------

By:
---------------------------------------------------------
Title:
---------------------------------------------------------

Comerica Bank-California
("Bank")

By: /s/ Florina A. Sy
---------------------------------------------------------
Florina A. Sy
Title: Assistant Vice President-Western Division
---------------------------------------------------------

                      ADDENDUM A TO BUSINESS LOAN AGREEMENT
                              (FINANCIAL COVENANTS)

1. Definitions Relating to Financial Covenants.

Cash Flow shall mean, for any applicable period of determination, the Net Income (after deduction for income taxes and other taxes of such Person, or its subsidiaries, determined by reference to income or profits of such Person, or its subsidiaries) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax liability during such period, all as determined in accordance with GAAP.

Cash Flow Coverage Ratio shall mean the ratio, as of any applicable period of determination, the ratio of Cash Flow to the sum of (i) Current Maturities of Long Term Indebtedness plus (ii) any and all interest paid or payable with respect to Long Term Indebtedness and Subordinated Debt, determined on the basis of the four fiscal quarters immediately preceding the date of determination.

Current Assets shall mean, in respect of a Person and as of any applicable date of determination, all current assets of such Person determined in accordance with GAAP.

Current Liabilities shall mean in respect of a Person and as of any applicable date of determination, all liabilities of such Person that should be classified as current in accordance with GAAP.

Current Maturities of Long Term Indebtedness shall mean, in respect of a Person and as of any applicable date of determination thereof, that portion of Long Term Indebtedness that should be classified as current in accordance with GAAP.

Current Ratio shall mean, as of an applicable date of determination, Current Assets divided by Current Liabilities.

Debt shall mean, as of any applicable date of determination, all items of Indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP. In the case of Borrower, the term "Debt" shall include, without limitation, the Indebtedness.

GAAP shall mean, as of any applicable period, generally accepted accounting principles in effect during such period.

Long Term Indebtedness shall mean, in respect of a Person and as of any applicable date of determination thereof, all Debt which should be classified as "funded indebtedness" or "long term indebtedness" on a balance sheet of such Person as of such date in accordance with GAAP.

Net Income shall mean the net income (or loss) of a person for any period of determination, determined in accordance with GAAP but excluding in any event:

a. any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

b. in the case of Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

Person or person shall mean and includes any individual, corporation, partnership, joint venture, firm, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency or other entity.

Quick Assets shall mean, as of any applicable date of determination, unrestricted cash, certificates of deposit or marketable securities and net accounts receivable arising from the sale of goods and services, and United States government securities and/or claims against the United States government of Borrower and its subsidiaries.

Quick Ratio shall mean, as of an applicable date of determination, Quick Assets divided by Current Liabilities, excluding Subordinated Debt.

Subordinated Debt shall mean indebtedness of the Borrower to third parties which has been subordinated to the Indebtedness pursuant to a subordination agreement in form and content satisfactory to Bank.

Tangible Effective Net Worth shall mean, with respect to any Person and as of any applicable date of determination, Tangible Net Worth plus Subordinated Debt.

Tangible Net Worth shall mean, with respect to any Person and as of any applicable date of determination, the excess of:

a. the net book value of all assets of such Person (excluding affiliate receivables, patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and all other intangible assets of such Person) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), less

b. all Debt of such Person at such time.

Working Capital shall mean, as of any applicable date of determination, Current Assets less Current Liabilities.

Other. 10-K within 120 days of fiscal year end, with CPA unqualified opinion; Quarterly 10-Q within 60 days of each quarter end; annual Company prepared projections.

2. Financial Covenants. Borrower shall maintain the following financial ratios and covenants on a consolidated and non-consolidated basis, which shall be monitored on a quarterly basis, except as noted below.

(a) Working Capital in an amount not less than N/A,
(b) Tangible Effective Net Worth in an amount not less than $25,731.000.00,
(c) A Current Ratio of not less than N/A;
(d) A Quick Ratio of not less than 1.00:1.00,
(e) A Debt-to-Tangible Effective Net Worth of not more than $1.00:1.00;
(f) A Cash Flow Coverage Ratio of not less than 1.25:1.00;
(g) Net Income after taxes as follows:

      (i) During each of the Borrower's annual fiscal operating periods, a minimum of $25,000.00 in any three (3) quarter operation periods, provided that any loss incurred in the remaining operating quarter for such annual period shall not exceed an amount of $250,000.00; and

      (ii) Borrower to be profitable on a fiscal year to date basis beginning with the six (6) month period ending September 30; and

      (iii) An amount of $1,150,000.00 for fiscal year end on March 31.

(h) Other applicable terms:
                           -----------------------------------------------------

--------------------------------------------------------------------------------

All financial covenants shall be computed in accordance with GAAP consistently applied except as otherwise specifically set forth in this Agreement. All monies due from affiliates (including officers, directors and shareholders) shall be excluded from Borrower's assets for all purposes hereunder.

                               Security Agreement

As of September 08, 2003, for value received, the undersigned ("Debtor") pledges, assigns and grants to Comerica Bank-California ("Bank"), whose address is 333 West Santa Clara Street, San Jose, CA, 95113, Attention: Commercial Loan Documentation, Mail Code 4770, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Abaxis. Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilites for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorneys fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorneys fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether inside or outside counsel is used, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees, represents and warrants as follows:

1. Collateral shall mean all personal property of Debtor including, without limitation, all of the following property Debtor now or later owns or has an interest in, wherever located:

o all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents, instruments and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables, commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold),

o all Inventory,

o all Equipment and Fixtures,

o all Software (for purposes of this Agreement "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

o all investment property (including, without limit, securities, securities entitlements, and financial assets),

o specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:

o all goods, instruments, (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance, deposit accounts, and money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

o all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that: (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank;
(c) there are no financing statements on file, other than in favor of Bank; (d) no person, other than Bank, has possesion or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except (where Inventory is pledged as Collateral) for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable, Debtor shall be deemed to have warranted that except as otherwise indicated: (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
(b) each of those account balances are in fact owing; (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable; (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank; (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor; and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affilliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank. Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank's request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

2.8 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtendess. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibilty for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may, as to Collateral other than Equipment, Fixtures or Inventory: (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtendess, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilites or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or wilful misconduct.

3. Collection of Proceeds.

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (whether or not any Event of Default exists) the indebtedness shall be on a "remittance basis" in accordance with the following. In connection therewith, Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option, may establish and maintain at Debtor's expense):

(a) A United States Post office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and

(b) A non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney's fees and INCLUDING CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM BANK'S OWN NEGLIGENCE except to the extent (but only to the extent) caused by Bank's gross negligence or willful misconduct.

4. Defaults, Enforcement and Application of Proceeds.

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

(a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

(b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank; or

(c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

(d) Any loss, theft, substantial damage or destruction to or of any Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any Collateral; or

(e) Sale or other disposition by Borrower, Debtor, or any Guarantor of any substantial portion of its assets or property or voluntary suspension of the transaction of business by Borrower, Debtor, or any Guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Debtor, or any Guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Debtor, or any Guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Debtor, or any Guarantor; or

(f) Bank deems the margin of Collateral insufficient or itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Agreement is impaired or shall fear deterioration, removal, or waste of Collateral; or

(g) An event of default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement; to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

(d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possesion, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Secured Party shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Secured Party agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Secured Party may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Secured Party may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Secured Party.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

(i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

(ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

(iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) The Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later then 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorney's fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9.615(f) of the Uniform Commerical Code.

5. Miscellaneous.

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the following address:

3240 Whipple Blvd.
---------------------------------------------------------
STREET ADDRESS

Union City,        CA       94587
---------------------------------------------------------
CITY              STATE    ZIP CODE         COUNTY

5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor or the Indebtedness to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person or otherwise comply with the provisions of Section 9.504 of the Uniform Commercial Code in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such time as all of the Indebtedness has been fully paid.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other dispostion is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuatuion.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more then one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Division 9 (or, absent definition in Division 9, in any other Division) of the Uniform Commercial Code, as those meanings may be amended, supplemented, revised or replaced from time to time. "Uniform Commercial Code" means the California Uniform Commercial Code, as amended, supplemented, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, then the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPALS.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:

Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish): N/A.

Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the uniform Commercial Code) in the state under the laws of which it was organized, which is (state):

Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): N/A.

Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United states law designates as its location or; if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (state): N/A.

Debtor is a foreign individual or foreign organization-or-a branch or agency of a bank that is not organized under the laws of the United States or a state thereof, Debtor is located (as determined pursuant to the Uniform Commercial
Code) at (street address, state and county or parish): N/A.

The Collateral is located at and shall be maintained at the following location(s):

3240 Whipple Road
---------------------------------------------------------
STREET ADDRESS

Union City,        CA       94587           Alameda
---------------------------------------------------------
CITY              STATE    ZIP CODE         COUNTY

Collateral shall be maintained only at the locations identified in this section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commerical Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commerical Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

5.18 Debtor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Security Agreement.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. Special Provisions Applicable to this Agreement. (*None, if left blank)

DEBTOR: Abaxis, Inc.
        -----------------------------
DEBTOR NAME TYPED/PRINTED

By: /s/ Alberto Santa Ines
-------------------------------------
SIGNATURE OF

Its:  CFO
-------------------------------------
TITLE (if applicable)

By:
-------------------------------------
SIGNATURE OF

Its:
-------------------------------------
TITLE (If applicable)

By:
-------------------------------------
SIGNATURE OF

Its:
-------------------------------------
TITLE (If applicable)

By:
-------------------------------------
SIGNATURE OF

Its:
-------------------------------------
TITLE (If applicable)

Borrower(s):
Abaxis, Inc.
-------------------------------------

COMERICA

                                ENVIRONMENTAL RIDER

                                Comerica Bank-California
                                NAME OF OFFICE

                                333 West Santa Clare Street, San Jose, CA 95113 ADDRESS

This ENVIRONMENTAL RIDER (this "Rider") dated this 8th day of September , 2003 is hereby made a part of and incorporated into that certain Security Agreement (the "Agreement") dated September 08, 2003 between Comerica Bank-California ("Lender") and Abaxis, Inc. ("Borrower").

1. Borrower hereby represents, warrants and covenants that none of the collateral or real property occupied and/or owned by Borrower has ever been used by Borrower or any other previous owner and/or operator in connection with the disposal of or to refine, generate, manufacture, produce, store, handle, treat, transfer, release, process or transport any hazardous waste, as defined in 42 U.S.C. 9601 (14) ("Hazardous Substance"), and Borrower will not at any time use the collateral or such real property for the disposal of, refining of, generating, manufacturing, producing, storing, handling, treating, transferring, releasing, processing, or transporting any such Hazardous Waste and/or Hazardous Substances.

2. None of the collateral or real property used and/or occupied by Borrower has been designated, listed or identified in any manner by the United States Environmental Protection Agency (the "EPA") or under and pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, set forth at 42 U.S.C. 9601 et seq. ("CERCLA") or the Resource Conservation and Recovery Act of 1986, as amended, set forth at 42 U.S.C. 9601 at seq. ("RCRA") or any other environmental protection statute as a Hazardous Waste or Hazardous Substance disposal or removal site, superfund or cleanup site or candidate for removal of closure pursuant to RCRA, CERCLA or any other environmental protection statute.

3. Borrower has not received a summons, citation, notice, directive, letter or other communication, written or oral, from the EPA or any other federal or state governmental agency or instrumentality, authorized pursuant to an environmental protection statute, concerning any intentional or unintentional action or omission by Borrower resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping or otherwise disposing of Hazardous Waste or Hazardous Substance into the environment resulting in damage thereto or to the fish, shellfish, wildlife, biota or other natural resources.

4. Borrower shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, or on the part of any third party, on property owned and/or occupied by Borrower, any disposal, releasing, spilling, leaking, pumping, omitting, pouring, emptying or dumping of a Hazardous Waste or Hazardous Substance into the environment where damage may result to the environment, fish, shellfish, wildlife, biota or other natural resources unless such disposal, release, spill, leak, pumping, emission, pouring, emptying or dumping is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authority.

5. Borrower shall furnish to Lender:

(a) Promptly and in any event within thirty (30) days after receipt thereof, a copy of any notice, summons, citation, directive, letter or other communications from the EPA or any other governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with the handling, transporting, transferring, disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or- dumping of Hazardous Waste or Hazardous Substances into the environment resulting in damage to the environment, fish, shellfish, wildlife, biota and any other natural resource;

(b) Promptly and in any event within thirty (30) days after the receipt thereof, a copy of any notice of or other communication concerning the filing of a lien upon, against or in connection with Borrower, the collateral or Borrower's real property by the EPA or any other governmental agency or instrumentality authorized to file such a lien pursuant to an environmental protection statute in connection with a fund to pay for damages and/or cleanup and/or removal costs arising from the intentional or unintentional action or omission of Borrower resulting from the disposal or in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Waste or Hazardous Substances into the environment;

(c) Promptly and in any event within thirty (30) days after the receipt thereof, a copy of any notice, directive, letter or other communication from the EPA or any other governmental agency or instrumentality acting under the authority of an environmental protection statute indicating that all or any portion of the Borrower's property or assets have been listed and/or borrowers deemed by such agency to be the owner and operator of the facility that has failed to furnish to the EPA or other authorized governmental agency or instrumentality, all the information required by the RCRA, CERCLA or other applicable environmental protection statutes;

(d) Promptly and in no event more than thirty (30) days after the filing thereof with the EPA or other governmental agency or instrumentality authorized as such pursuant to an environmental protection statute, copies of any and all information reports filed with such agency or instrumentality in connection with Borrower's compliance with RCRA, CERCLA or other applicable environmental protection statutes.

6. Any one or more of the following events which occur with respect to Borrower shall constitute an event of default:

(a) The breach by Borrower of any covenant or condition, representation or warranty contained in this Rider;

(b) The failure by Borrower to comply with each, every and all of the requirements of RCRA, CERCLA or any other applicable environmental protection statutes on the real property and/or on owned by borrower;

(c) The receipt by Borrower of a notice from the EPA or any other governmental agency or instrumentality acting under the authority of any environmental protection statute, indicating that a lien has been filed against any of the collateral, or any of Borrower's other property by the EPA or any other governmental agency or instrumentality in connection with a fund as a result of damage arising from an intentional or unintentional action or omission by Borrower resulting from the disposal, releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances or Hazardous Waste into the environment; and

(d) Any other event or condition exists which might, in the opinion of Lender, under applicable environmental protection statutes, have a material adverse effect on the financial or operational condition of Borrower or the value of all or any material part of the collateral or other property of Borrower.

In witness whereof, the Borrower has agreed as of the date first set forth above.

Abaxis, Inc.
(BORROWER/PLEDGOR)

By: /s/ Alberto Santa Ines                      By:
-------------------------------------           --------------------------------

Its:                                            Its:
-------------------------------------           --------------------------------

By:                                             By:
-------------------------------------           --------------------------------

Its:                                            Its:
-------------------------------------           --------------------------------